Supplement, dated March 9, 2009, to the Prospectus
                                       for
                       Seligman Cash Management Fund, Inc.
                                (the "Cash Fund")


Effective at the close of business on March 27, 2009, the Cash Fund's Class C2 shares will automatically be converted into Class A shares of the Cash Fund. Any contingent deferred sales charge (CDSC) that may have been applicable to the Cash Fund's Class C2 shares will be waived in connection with Class C2 shares being converted into Class A shares.